AMERICAN INDEPENDENCE FUNDS TRUST

Ultra-Short Bond Fund

Class A, Class C and Institutional Class Shares

Supplement dated December 4, 2008 to the

Prospectus and Statement of Additional Information dated April 18, 2008

This supplement updates certain information in the Prospectus and Statement of Additional Information as described below.

Please be advised that Shares of the Ultra-Short Bond Fund are not currently available for sale.

Investors should retain this supplement for future reference.